SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

January 19, 2005

$[141,014,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

CLASSES M1, M2, M3, M4, M5, M6 and M7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

________________________________________________________________________________________________________________________

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Structure Summary

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M1 (3)	[63,075,000]	Mezzanine / FLT	[AA / AA / Aa2 / AA]	4.68	Oct-08	May-11
M2 (3)	[17,038,000]	Mezzanine / FLT	[AA- / AA- / Aa3 / AA (low)]	4.50	Aug-08	May-11
M3 (3)	[28,275,000]	Mezzanine / FLT	[A / A / A2 / A]	4.44	Jun-08	May-11
M4 (3)	[8,338,000]	Mezzanine / FLT	[A- / A- / A3 / A (low)]	4.40	Jun-08	May-11
M5 (3)	[10,513,000]	Mezzanine / FLT	[BBB+ / BBB+ / Baa1 / BBB (high)]	4.39	May-08	May-11
M6 (3)	[5,800,000]	Mezzanine / FLT	[BBB / BBB / Baa2 / BBB]	4.37	May-08	May-11
M7 (3)	[7,975,000]	Mezzanine / FLT	[BBB- / BBB- / Baa3 / BBB(low)]	4.37	May-08	May-11
Total	[141,014,000]

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	TBD	Senior / FLT	[AAA / AAA / Aaa / AAA]	TBD	TBD	TBD
A2 (3)	TBD	Senior / FLT	[AAA / AAA / Aaa / AAA]	TBD	TBD	TBD
A3 (3)	TBD	Senior / FLT	[AAA / AAA / Aaa / AAA]	TBD	TBD	TBD
M8 (3)	[10,514,000]	Mezzanine / FLT	[BB+ / BB+ / Ba1 / BB (high)]	4.35	Apr-08	May-11
Total	TBD

(1)

Standard & Poor’s, Fitch, Moody’s and DBRS.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A Certificates will double, the margin on the Class M Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Summary of Terms

Cut-off Date:	March 1, 2005

Expected Pricing:	On or about January [21], 2005

Mortgage Originator:	New Century Mortgage Corporation

Seller:	DLJ Mortgage Capital, Inc.

Expected Settlement:	On or about March 4, 2005 (the “Closing Date")

Legal Final Maturity:	[March 25, 2035]

Servicer:	Saxon Mortgage Services, Inc.

Trustee:	U.S. Bank National Association

Lead Underwriter:	Credit Suisse First Boston LLC

Co-Manager:	SunTrust Robinson Humphrey

Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on April 25, 2005.

Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.

SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.

Tax Status:	Multiple REMICs for federal income tax purposes.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.

Trustee Fee:	All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.

Certificate Rating:	It is a condition to the issuance of the Offered Certificates that they receive the following ratings:

Class / Rating Agency	S&P	Fitch	Moody’s	DBRS
A1	AAA	AAA	Aaa	[AAA]
A2	AAA	AAA	Aaa	[AAA]
A3	AAA	AAA	Aaa	[AAA]
M1	AA	AA	Aa2	[AA]
M2	AA-	AA-	Aa3	[AA (low)]
M3	A	A	A2	[A]
M4	A-	A-	A3	[A (low)]
M5	BBB+	BBB+	Baa1	[BBB (high)]
M6	BBB	BBB	Baa2	[BBB]
M7	BBB-	BBB-	Baa3	[BBB (low)]
M8	BB+	BB+	Ba1	[BB (high)]

Registration:	Book-entry form through DTC and Euroclear.

P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost” or “covered”, as defined in the applicable local, state or federal predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Class A Certificates:

Class A1, Class A2 and Class A3 Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates

Offered Certificates:

Class M Certificates, except for the Class M8 Certificates

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2 and Class A3 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

To the Class M7 Certificates current interest.

9.

To the Class M8 Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A1, Class A2 and Class A3 Certificates sequentially to zero. The Class A Certificates will be paid the total principal remittance amount until such class principal balance has been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1, Class A2 and Class A3 Certificates will be paid sequentially, in that order, to the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

9.

Pay the Class M8 Certificates to their targeted enhancement level.

Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates and Class M8 Certificates, in that order.

3.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1, Class A2 and Class A3 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates and Class M8 Certificates, in that order.

4.

Carry Forward Amount first pari-passu to the Class A1, Class A2 and Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates and Class M8 Certificates, in that order.

Net WAC Rate	The weighted average mortgage rate less the Servicing Fee rate.

Available Funds Cap:	The Certificates will generally be subject to the Available Funds Cap equal to the Net WAC Rate less the Cap Fee rate.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.40%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [April 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [46.60%].

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x.

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Class A Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of the Cap Contract for any Distribution Date will be based on the applicable amount specified in the chart on Page 10.  In exchange for a monthly fee (“Cap Fee”) (for only 30 periods), the counterparty will be obligated to make a monthly payment to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in May 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Class A and the Class M Certificates Cap Contract will terminate after the Distribution Date in January 2008.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [33%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
April 2008 – March 2009	[3.00%] for the first month, plus an additional 1/12th of [1.50%] for each month thereafter.
April 2009 – March 2010	[4.50%] for the first month, plus an additional 1/12th of [1.50%] for each month thereafter.
April 2010 – March 2011	[6.00%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
April 2011 and thereafter	[6.75%]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Class A and Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	18	487,495,387	6.60	9.50
2	701,895,115	6.70	9.50	19	473,976,881	6.72	9.50
3	694,858,738	6.59	9.50	20	460,819,651	6.60	9.50
4	686,498,580	6.71	9.50	21	448,014,044	6.72	9.50
5	676,829,629	6.59	9.50	22	435,550,663	6.60	9.50
6	665,874,282	6.59	9.50	23	423,420,363	7.68	9.50
7	653,662,427	6.71	9.50	24	398,178,700	8.36	9.50
8	640,231,457	6.59	9.50	25	374,498,741	7.67	9.50
9	625,626,219	6.71	9.50	26	352,280,869	7.86	9.50
10	609,898,896	6.60	9.50	27	331,431,889	7.66	9.50
11	593,109,210	6.60	9.50	28	319,860,744	7.85	9.50
12	576,768,223	7.03	9.50	29	308,681,557	8.70	9.50
13	560,863,943	6.60	9.50	30	297,883,054	8.69	9.50
14	545,384,698	6.72	9.50	31	287,449,851	8.95	9.50
15	530,319,128	6.60	9.50	32	277,369,388	8.73	9.50
16	515,656,179	6.72	9.50	33	267,629,544	8.99	9.50
17	501,385,089	6.60	9.50	34	258,218,619	8.72	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Bond Sensitivity Tables

To Call

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.20	4.68	3.93	3.06	2.64
Mod Durn	18.03	7.37	4.77	4.35	3.71	2.92	2.53
Principal Window	266 - 344	50 - 153	39 - 91	43 - 74	30 - 47	26 - 39	25 - 34

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.16	4.50	3.61	3.21	2.88
Mod Durn	17.97	7.36	4.73	4.19	3.42	3.05	2.76
Principal Window	266 - 344	50 - 153	39 - 91	41 - 74	40 - 47	36 - 39	33 - 34

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.15	4.44	3.39	2.95	2.69
Mod Durn	17.40	7.26	4.68	4.10	3.20	2.81	2.57
Principal Window	266 - 344	50 - 153	38 - 91	39 - 74	36 - 47	31 - 39	29 - 34

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.14	4.40	3.25	2.81	2.56
Mod Durn	17.30	7.25	4.67	4.06	3.08	2.68	2.45
Principal Window	266 - 344	50 - 153	38 - 91	39 - 74	35 - 47	31 - 39	28 - 34

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.14	4.39	3.21	2.75	2.51
Mod Durn	16.31	7.07	4.59	4.00	3.00	2.60	2.38
Principal Window	266 - 344	50 - 153	37 - 91	38 - 74	34 - 47	29 - 39	27 - 34

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.13	4.37	3.16	2.70	2.46
Mod Durn	16.13	7.04	4.57	3.97	2.95	2.55	2.33
Principal Window	266 - 344	50 - 153	37 - 91	38 - 74	33 - 47	29 - 39	27 - 34

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.13	4.37	3.14	2.69	2.45
Mod Durn	14.50	6.72	4.43	3.87	2.88	2.49	2.28
Principal Window	266 - 344	50 - 153	37 - 91	38 - 74	32 - 47	28 - 39	26 - 34

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.36	8.49	5.13	4.35	3.10	2.65	2.41
Mod Durn	13.04	6.25	4.16	3.64	2.70	2.33	2.13
Principal Window	266 - 344	50 - 153	37 - 91	37 - 74	32 - 47	28 - 39	26 - 34

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Bond Sensitivity Tables

To Maturity

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.48	9.33	5.78	5.14	5.34	4.20	3.56
Mod Durn	18.08	7.89	5.21	4.71	4.89	3.91	3.35
Principal Window	266 - 357	50 - 277	39 - 182	43 - 145	30 - 120	26 - 101	25 - 86

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.48	9.29	5.71	4.92	3.91	3.45	3.14
Mod Durn	18.02	7.85	5.14	4.52	3.68	3.27	2.99
Principal Window	266 - 356	50 - 254	39 - 163	41 - 130	40 - 87	36 - 72	33 - 61

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.48	9.23	5.65	4.83	3.66	3.17	2.87
Mod Durn	17.44	7.71	5.05	4.41	3.43	3.00	2.73
Principal Window	266 - 356	50 - 245	38 - 155	39 - 124	36 - 83	31 - 69	29 - 58

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.47	9.16	5.60	4.75	3.50	3.01	2.72
Mod Durn	17.34	7.65	5.00	4.34	3.29	2.85	2.59
Principal Window	266 - 354	50 - 224	38 - 140	39 - 112	35 - 74	31 - 61	28 - 52

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.47	9.10	5.55	4.71	3.43	2.93	2.65
Mod Durn	16.35	7.42	4.88	4.24	3.19	2.75	2.51
Principal Window	266 - 354	50 - 216	37 - 133	38 - 107	34 - 70	29 - 58	27 - 49

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.46	9.02	5.48	4.65	3.35	2.85	2.58
Mod Durn	16.16	7.34	4.82	4.18	3.11	2.68	2.44
Principal Window	266 - 352	50 - 203	37 – 124	38 - 100	33 - 65	29 - 53	27 - 46

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.45	8.92	5.41	4.59	3.30	2.81	2.54
Mod Durn	14.52	6.94	4.62	4.03	3.01	2.59	2.37
Principal Window	266 - 351	50 - 194	37 – 118	38 - 95	32 - 62	28 - 51	26 - 44

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.67	5.25	4.45	3.17	2.70	2.45
Mod Durn	13.05	6.32	4.22	3.69	2.75	2.36	2.16
Principal Window	266 - 349	50 - 179	37 – 108	37 - 87	32 - 56	28 - 46	26 - 40

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Apr-05	1.86	1.86	38	25-May-08	4.75	3.92
2	25-May-05	3.87	3.67	39	25-Jun-08	4.69	4.03
3	25-Jun-05	3.78	3.43	40	25-Jul-08	4.81	4.19
4	25-Jul-05	3.87	3.56	41	25-Aug-08	4.73	4.11
5	25-Aug-05	3.77	3.09	42	25-Sep-08	4.73	4.18
6	25-Sep-05	3.77	3.19	43	25-Oct-08	4.83	4.16
7	25-Oct-05	3.86	3.11	44	25-Nov-08	4.74	3.98
8	25-Nov-05	3.76	2.44	45	25-Dec-08	4.84	4.24
9	25-Dec-05	3.86	3.04	46	25-Jan-09	4.74	4.06
10	25-Jan-06	3.76	2.64	47	25-Feb-09	4.74	4.10
11	25-Feb-06	3.75	2.81	48	25-Mar-09	5.04	4.65
12	25-Mar-06	4.03	3.01	49	25-Apr-09	4.75	4.10
13	25-Apr-06	3.74	2.52	50	25-May-09	4.85	3.99
14	25-May-06	3.83	2.40	51	25-Jun-09	4.75	4.05
15	25-Jun-06	3.73	2.44	52	25-Jul-09	4.85	4.19
16	25-Jul-06	3.82	2.54	53	25-Aug-09	4.75	3.92
17	25-Aug-06	3.72	2.34	54	25-Sep-09	4.75	4.24
18	25-Sep-06	3.72	2.40	55	25-Oct-09	4.84	4.20
19	25-Oct-06	3.81	2.47	56	25-Nov-09	4.74	3.74
20	25-Nov-06	3.71	1.98	57	25-Dec-09	4.84	4.14
21	25-Dec-06	3.80	2.55	58	25-Jan-10	4.74	3.95
22	25-Jan-07	3.70	2.27	59	25-Feb-10	4.73	3.83
23	25-Feb-07	4.69	3.37	60	25-Mar-10	5.02	4.65
24	25-Mar-07	4.97	3.84	61	25-Apr-10	4.73	3.96
25	25-Apr-07	4.67	3.33	62	25-May-10	4.82	3.84
26	25-May-07	4.75	3.21	63	25-Jun-10	4.72	3.90
27	25-Jun-07	4.64	3.25	64	25-Jul-10	4.82	4.05
28	25-Jul-07	4.73	3.36	65	25-Aug-10	4.72	3.75
29	25-Aug-07	4.68	4.10	66	25-Sep-10	4.71	4.08
30	25-Sep-07	4.67	4.14	67	25-Oct-10	4.81	4.05
31	25-Oct-07	4.76	4.23	68	25-Nov-10	4.71	3.57
32	25-Nov-07	4.70	3.85	69	25-Dec-10	4.80	4.00
33	25-Dec-07	4.79	4.22	70	25-Jan-11	4.70	3.80
34	25-Jan-08	4.68	3.92	71	25-Feb-11	4.70	3.65
35	25-Feb-08	4.73	4.24	72	25-Mar-11	4.99	4.50
36	25-Mar-08	4.92	4.49	73	25-Apr-11	4.69	3.79
37	25-Apr-08	4.71	4.12	74	25-May-11	4.79	3.68

(1)

Assumes the pricing speed and the call is exercised on the earliest possible date.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

Class A and Class M Certificates Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Apr-05	N/A	38	25-May-08	10.10
2	25-May-05	9.50	39	25-Jun-08	9.76
3	25-Jun-05	9.50	40	25-Jul-08	10.08
4	25-Jul-05	9.50	41	25-Aug-08	10.83
5	25-Aug-05	9.50	42	25-Sep-08	10.82
6	25-Sep-05	9.50	43	25-Oct-08	11.17
7	25-Oct-05	9.50	44	25-Nov-08	10.79
8	25-Nov-05	9.50	45	25-Dec-08	11.14
9	25-Dec-05	9.50	46	25-Jan-09	10.77
10	25-Jan-06	9.50	47	25-Feb-09	11.49
11	25-Feb-06	9.50	48	25-Mar-09	12.70
12	25-Mar-06	9.50	49	25-Apr-09	11.46
13	25-Apr-06	9.50	50	25-May-09	11.82
14	25-May-06	9.50	51	25-Jun-09	11.43
15	25-Jun-06	9.50	52	25-Jul-09	11.79
16	25-Jul-06	9.50	53	25-Aug-09	11.44
17	25-Aug-06	9.50	54	25-Sep-09	11.43
18	25-Sep-06	9.50	55	25-Oct-09	11.79
19	25-Oct-06	9.50	56	25-Nov-09	11.40
20	25-Nov-06	9.50	57	25-Dec-09	11.76
21	25-Dec-06	9.50	58	25-Jan-10	11.36
22	25-Jan-07	9.50	59	25-Feb-10	11.38
23	25-Feb-07	9.50	60	25-Mar-10	12.58
24	25-Mar-07	9.50	61	25-Apr-10	11.35
25	25-Apr-07	9.50	62	25-May-10	11.71
26	25-May-07	9.50	63	25-Jun-10	11.31
27	25-Jun-07	9.50	64	25-Jul-10	11.67
28	25-Jul-07	9.50	65	25-Aug-10	11.28
29	25-Aug-07	9.50	66	25-Sep-10	11.26
30	25-Sep-07	9.50	67	25-Oct-10	11.62
31	25-Oct-07	9.50	68	25-Nov-10	11.23
32	25-Nov-07	9.50	69	25-Dec-10	11.58
33	25-Dec-07	9.50	70	25-Jan-11	11.19
34	25-Jan-08	9.50	71	25-Feb-11	11.18
35	25-Feb-08	9.80	72	25-Mar-11	12.35
36	25-Mar-08	10.46	73	25-Apr-11	11.14
37	25-Apr-08	9.78	74	25-May-11	11.49

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and the call is exercised at the earliest possible date and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is

115% PPC for Fixed Rate Mortgages and

100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	26.04	19.76%	23.60	18.53%
Class M2	22.16	17.75%	19.84	16.45%
Class M3	16.48	14.37%	14.34	12.94%
Class M4	14.95	13.35%	12.85	11.89%
Class M5	13.06	12.03%	11.02	10.51%
Class M6	12.04	11.28%	10.03	9.73%
Class M7	10.64	10.21%	8.68	8.63%
Class M8	9.16	9.02%	7.35	7.48%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

[The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through December 2004.  The final pool will be approximately $725,000,000 (+/-10%).]

ABSC 2005-HE2

Characteristics	Total Collateral	TOTAL ARM SUMMARY	Total Fixed Summary

Current Balance	$758,643,388.88	$628,637,986.07	$130,005,402.81
Number of Loans	4,154	2,996	1,158
Average Current Balance	$182,629.61	$209,825.76	$112,267.19
Interest Only Loans	17.56%	21.20%	0.00%
Fixed Rate Loans	17.14%	0.00%	100.00%
Adjustable Rate Loans	82.86%	100.00%	0.00%
W.A. Coupon	7.231%	7.131%	7.711%
W.A. Margin	5.658%	5.658%	N/A
W.A. Original LTV	80.77%	80.75%	80.84%
W.A. Original Term	355	360	335
W.A. Remaining Term	353	358	333
W.A. FICO	621	618	636
Owner Occupied	95.00%	94.42%	97.83%
First Lien Percentage	96.04%	100.00%	76.88%
Second Lien Percentage	3.96%	0.00%	23.12%
Top 5 States	CA(37.74%) FL(9.15%) NY(5.66%) IL(3.60%) NJ(3.25%)	CA(38.32%) FL(8.85%) NY(5.48%) IL(3.98%) NJ(3.70%)	CA(34.92%) FL(10.56%) NY(6.52%) TX(5.61%) HI(3.75%)
Conforming by Balance	78.64%	78.24%	80.61%
Non-Conforming by Balance	21.36%	21.76%	19.39%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	261	$10,692,046.60	1.41%	638	92.01%	10.043%	97.66%
50,001 - 75,000	459	28,821,933.08	3.80	620	84.79	8.821	89.12
75,001 - 100,000	491	43,117,592.50	5.68	615	82.54	8.057	91.65
100,001 - 125,000	443	49,947,796.40	6.58	606	80.32	7.594	93.06
125,001 - 150,000	401	55,223,232.00	7.28	605	79.49	7.444	95.73
150,001 - 175,000	340	55,183,538.00	7.27	607	78.70	7.274	92.88
175,001 - 200,000	288	54,203,480.00	7.14	613	77.93	7.024	97.22
200,001 - 250,000	465	104,643,275.80	13.79	618	78.58	7.040	95.50
250,001 - 300,000	333	91,768,677.92	12.10	618	80.51	7.057	94.63
300,001 - 400,000	427	147,788,017.00	19.48	632	81.62	6.938	97.06
400,001 - 500,000	184	82,434,480.00	10.87	636	82.01	6.828	95.19
500,001 - 600,000	51	27,898,235.00	3.68	641	82.57	6.684	93.82
600,001 - 700,000	11	6,942,000.00	0.92	648	83.99	6.471	100.00
Total:	4,154	$758,664,304.30	100.00%	621	80.77%	7.231%	95.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	261	$10,691,371.58	1.41%	638	92.01%	10.043%	97.66%
50,001 - 75,000	459	28,821,463.80	3.80	620	84.79	8.821	89.12
75,001 - 100,000	491	43,116,844.87	5.68	615	82.54	8.057	91.65
100,001 - 125,000	443	49,946,511.54	6.58	606	80.32	7.594	93.06
125,001 - 150,000	401	55,222,161.34	7.28	605	79.49	7.444	95.73
150,001 - 175,000	340	55,182,319.94	7.27	607	78.70	7.274	92.88
175,001 - 200,000	288	54,202,556.63	7.14	613	77.93	7.024	97.22
200,001 - 250,000	465	104,640,963.56	13.79	618	78.58	7.040	95.50
250,001 - 300,000	333	91,766,362.20	12.10	618	80.51	7.057	94.63
300,001 - 400,000	427	147,784,576.94	19.48	632	81.62	6.938	97.06
400,001 - 500,000	184	82,430,478.72	10.87	636	82.01	6.828	95.19
500,001 - 600,000	51	27,896,268.45	3.68	641	82.57	6.684	93.82
600,001 - 700,000	11	6,941,509.31	0.91	648	83.99	6.471	100.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	12	$1,672,750.00	0.22%	500	67.81%	8.961%	100.00%
501 - 525	285	44,470,243.70	5.86	513	72.46	8.531	97.94
526 - 550	411	67,475,574.34	8.89	537	74.92	7.973	98.12
551 - 575	435	80,335,757.08	10.59	563	77.60	7.505	94.79
576 - 600	480	88,901,481.24	11.72	588	80.71	7.251	97.19
601 - 625	575	105,050,121.55	13.85	614	82.68	7.015	95.30
626 - 650	672	124,654,178.35	16.43	638	82.95	7.017	94.19
651 - 675	551	103,735,033.49	13.67	662	83.65	6.993	93.91
676 - 700	360	68,684,198.13	9.05	687	82.89	6.923	92.38
701 - 725	177	35,718,845.64	4.71	712	81.20	6.588	94.08
726 - 750	116	22,883,872.28	3.02	736	84.99	6.780	91.66
751 - 775	53	9,691,762.24	1.28	760	83.39	6.927	90.33
776 - 800	25	4,984,310.84	0.66	783	78.66	6.670	92.87
801 - 825	2	385,260.00	0.05	816	87.23	5.548	100.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 621

ORIGINAL TERM

Original Term	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	2	$110,391.00	0.01%	570	60.85%	8.877%	48.01%
121 - 180	72	7,116,698.66	0.94	634	67.21	6.934	95.09
181 - 240	271	15,906,001.73	2.10	640	87.34	8.860	99.63
241 - 300	16	4,360,600.00	0.57	716	82.59	5.702	100.00
301 - 360	3,793	731,149,697.49	96.38	620	80.75	7.207	94.88
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 355

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	74	$7,227,089.66	0.95%	633	67.11%	6.963%	94.37%
181 - 348	287	20,266,601.73	2.67	657	86.32	8.181	99.71
349 - 360	3,793	731,149,697.49	96.38	620	80.75	7.207	94.88
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 353

PROPERTY TYPES OF THE LOANS

Property Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	3,151	$559,288,898.73	73.72%	617	80.24%	7.226%	96.20%
PUD - Detached	353	69,149,035.62	9.11	617	81.36	7.291	96.61
2-4 Unit	247	60,402,092.14	7.96	647	82.97	7.256	83.34
Condo	282	49,474,705.91	6.52	639	82.57	7.172	92.36
PUD - Attached	120	20,223,656.48	2.67	620	82.44	7.203	97.65
Modular Home	1	105,000.00	0.01	553	72.41	9.300	100.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	3,914	$720,724,355.15	95.00%	620	80.75%	7.204%	100.00%
Investment Property	219	33,601,968.73	4.43	643	81.06	7.724	0.00
Second Home	21	4,317,065.00	0.57	630	81.32	7.830	0.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

PURPOSE OF THE LOANS

Purpose	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cashout	2,310	$439,692,292.69	57.96%	602	78.08%	7.204%	95.56%
Purchase	1,444	256,953,984.14	33.87	655	84.94	7.291	93.43
Refinance - Rate/Term	400	61,997,112.05	8.17	617	82.55	7.170	97.55
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	141	$18,551,334.12	2.45%	607	41.27%	6.913%	96.49%
50.01 - 60.00	156	29,679,239.66	3.91	590	55.77	6.965	92.30
60.01 - 70.00	382	69,368,359.92	9.14	583	66.72	7.232	95.30
70.01 - 80.00	1,515	311,399,346.43	41.05	627	78.70	6.888	96.20
80.01 - 90.00	1,146	235,897,043.16	31.09	618	87.44	7.247	91.67
90.01 - 100.00	814	93,748,065.59	12.36	650	96.98	8.474	99.73
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average by Original Balance: 80.77%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,151	$286,297,849.44	37.74%	632	79.08%	6.869%	96.80%
Florida	480	69,380,505.57	9.15	604	80.36	7.544	93.84
New York	158	42,912,406.55	5.66	632	83.00	7.442	93.47
Illinois	160	27,320,060.94	3.60	620	81.92	7.428	94.99
New Jersey	114	24,625,212.89	3.25	622	81.37	7.521	97.91
Maryland	106	21,426,680.55	2.82	604	81.38	7.123	98.41
Nevada	104	21,168,785.67	2.79	615	77.11	7.157	96.32
Texas	188	20,981,589.49	2.77	599	81.97	7.886	92.18
Massachusetts	99	20,394,183.78	2.69	627	82.10	7.375	93.78
Michigan	152	18,415,514.87	2.43	605	84.31	7.861	93.09
Arizona	105	16,345,503.11	2.15	627	82.10	6.978	93.45
Washington	97	15,726,994.00	2.07	626	83.29	7.248	95.39
Other	1,240	173,648,102.02	22.89	612	82.24	7.458	92.69
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Number of States Represented: 48 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	2,226	$360,689,135.19	47.54%	605	80.51%	7.002%	97.73%
Limited Documentation	192	41,313,546.78	5.45	611	81.67	7.131	91.83
Stated Documentation	1,736	356,640,706.91	47.01	639	80.93	7.473	92.61
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	15	$4,143,619.77	0.55%	682	69.02%	4.990%	100.00%
5.001 - 5.500	81	20,355,374.57	2.68	674	77.63	5.341	100.00
5.501 - 6.000	397	95,741,693.95	12.62	657	76.26	5.872	98.44
6.001 - 6.500	542	120,282,867.52	15.85	643	78.21	6.303	98.16
6.501 - 7.000	688	144,874,960.21	19.10	629	80.99	6.790	96.52
7.001 - 7.500	556	112,211,935.46	14.79	607	81.40	7.282	94.61
7.501 - 8.000	573	108,033,066.39	14.24	599	82.66	7.777	90.58
8.001 - 8.500	329	54,518,059.55	7.19	586	82.65	8.277	90.65
8.501 - 9.000	253	37,072,125.24	4.89	578	81.80	8.741	85.66
9.001 - 9.500	135	15,162,146.60	2.00	579	81.99	9.276	90.25
9.501 - 10.000	180	18,545,248.07	2.44	583	83.63	9.781	95.31
10.001 - 10.500	152	11,122,781.20	1.47	635	92.99	10.306	98.93
10.501 - 11.000	156	10,635,370.89	1.40	621	92.42	10.768	100.00
11.001 - 11.500	57	3,689,990.46	0.49	619	93.08	11.263	100.00
11.501 - 12.000	30	1,758,018.00	0.23	610	94.69	11.713	100.00
12.001 - 12.500	9	442,931.00	0.06	599	88.93	12.219	100.00
13.001 - 13.500	1	53,200.00	0.01	508	70.00	13.100	0.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 7.231%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate	1,158	$130,005,402.81	17.14%	636	80.84%	7.711%	97.83%
11.001 - 11.500	1	320,000.00	0.04	653	84.21	5.150	100.00
11.501 - 12.000	27	8,218,369.77	1.08	702	75.18	5.278	100.00
12.001 - 12.500	81	19,628,907.57	2.59	667	76.83	5.388	100.00
12.501 - 13.000	261	69,531,168.17	9.17	655	77.84	5.845	97.94
13.001 - 13.500	413	96,410,363.24	12.71	643	79.54	6.308	97.83
13.501 - 14.000	564	126,233,417.17	16.64	629	81.39	6.791	96.39
14.001 - 14.500	464	99,994,334.16	13.18	606	82.11	7.286	94.28
14.501 - 15.000	503	98,529,256.39	12.99	599	82.93	7.780	90.40
15.001 - 15.500	287	50,049,934.50	6.60	585	82.64	8.280	90.05
15.501 - 16.000	203	31,803,940.00	4.19	576	81.92	8.746	85.82
16.001 - 16.500	75	10,747,438.00	1.42	564	80.58	9.255	86.79
16.501 - 17.000	70	11,075,082.10	1.46	534	75.41	9.773	92.14
17.001 - 17.500	21	2,587,250.00	0.34	526	72.66	10.262	100.00
17.501 - 18.000	17	2,445,675.00	0.32	513	70.18	10.700	100.00
18.001 - 18.500	5	820,350.00	0.11	521	69.02	11.252	100.00
18.501 - 19.000	2	136,800.00	0.02	509	71.69	11.887	100.00
19.001 - 19.500	1	52,500.00	0.01	500	70.00	12.080	100.00
20.001 - 20.500	1	53,200.00	0.01	508	70.00	13.100	0.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 14.123%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate	1,158	$130,005,402.81	17.14%	636	80.84%	7.711%	97.83%
0.501 - 1.000	3	582,920.00	0.08	663	87.33	7.291	100.00
2.501 - 3.000	5	1,504,200.00	0.20	690	85.98	6.271	100.00
3.001 - 3.500	8	3,170,750.00	0.42	718	80.06	6.048	100.00
3.501 - 4.000	3	451,500.00	0.06	622	76.76	7.122	100.00
4.001 - 4.500	3	971,200.00	0.13	686	85.93	6.237	100.00
4.501 - 5.000	280	58,691,245.10	7.74	622	80.61	7.090	91.19
5.001 - 5.500	287	62,716,771.34	8.27	614	83.06	6.931	95.76
5.501 - 6.000	1,980	421,422,554.33	55.55	625	81.70	7.019	94.29
6.001 - 6.500	267	50,413,211.30	6.65	580	77.18	7.806	94.86
6.501 - 7.000	146	25,998,249.00	3.43	558	67.96	8.265	98.59
7.001 - 7.500	12	2,120,385.00	0.28	545	65.34	8.892	100.00
7.501 - 8.000	1	365,000.00	0.05	615	87.95	7.750	100.00
8.001 - 8.500	1	230,000.00	0.03	612	53.49	7.800	0.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%
Weighted Average: 5.658%

NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment (YYYY-MM)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate	1,158	$130,005,402.81	17.14%	636	80.84%	7.711%	97.83%
2005-04	10	3,752,600.00	0.49	729	82.46	5.563	100.00
2006-09	1	169,564.41	0.02	605	85.00	7.000	100.00
2006-10	3	635,906.89	0.08	650	81.05	6.444	100.00
2006-11	21	5,880,515.42	0.78	641	81.79	6.603	100.00
2006-12	225	51,769,727.33	6.82	649	84.56	6.739	86.69
2007-01	2,582	536,818,037.02	70.76	613	80.48	7.210	95.17
2007-02	1	115,920.00	0.02	626	80.00	7.400	100.00
2007-12	2	458,500.00	0.06	611	87.35	7.944	100.00
2008-01	151	29,037,215.00	3.83	640	78.40	6.683	92.11
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	973	$174,417,392.59	22.99%	622	82.30%	7.657%	95.65%
7 - 12	161	35,873,615.75	4.73	629	81.64	7.415	90.32
13 - 24	2,278	440,162,706.26	58.02	617	81.08	7.123	94.94
25 - 36	742	108,189,674.28	14.26	633	76.77	6.919	95.74
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

PRODUCT TYPES OF THE LOANS

Product Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 ML ARM - 10 Yr IO	10	$3,752,600.00	0.49%	729	82.46%	5.563%	100.00%
2/28 ARM	2,402	474,027,606.35	62.48	606	80.44	7.290	93.24
2/28 ARM - 2 Yr IO	415	117,077,529.72	15.43	654	82.43	6.670	99.33
2/28 ARM - 5 Yr IO	16	4,284,535.00	0.56	666	83.88	6.526	100.00
3/27 ARM	120	21,369,695.00	2.82	631	77.99	6.746	89.28
3/27 ARM - 3 Yr IO	30	7,643,220.00	1.01	664	80.40	6.590	100.00
3/27 ARM - 5 Yr IO	3	482,800.00	0.06	645	73.18	6.544	100.00
Fixed - 10 Year	2	110,391.00	0.01	570	60.85	8.877	48.01
Fixed - 15 Year	72	7,116,698.66	0.94	634	67.21	6.934	95.09
Fixed - 20 Year	271	15,906,001.73	2.10	640	87.34	8.860	99.63
Fixed - 25 Year	6	608,000.00	0.08	641	83.39	6.559	100.00
Fixed - 30 Year	807	106,264,311.42	14.01	636	80.78	7.596	97.79
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

CREDIT GRADE

Credit Grade	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	2,993	$551,236,254.28	72.66%	637	82.69%	7.089%	94.72%
A+	439	83,965,338.34	11.07	593	78.91	7.286	94.62
A-	289	49,475,238.30	6.52	572	76.24	7.603	93.83
B	231	40,292,487.96	5.31	561	73.43	7.803	98.68
C	173	27,136,435.00	3.58	552	68.31	8.366	97.49
C-	19	2,785,035.00	0.37	540	61.71	9.908	100.00
FICO	10	3,752,600.00	0.49	729	82.46	5.563	100.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	3,655	$728,590,246.97	96.04%	619	79.98%	7.099%	94.80%
Second Lien	499	30,053,141.91	3.96	666	99.83	10.411	100.00
Total:	4,154	$758,643,388.88	100.00%	621	80.77%	7.231%	95.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

ABSC SERIES 2005-HE2
ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	21	$1,040,000.00	0.17%	573	60.67%	8.129%	90.38%
50,001 - 75,000	192	12,180,083.00	1.94	592	80.51	8.146	80.18
75,001 - 100,000	281	24,757,712.10	3.94	596	80.25	7.756	87.21
100,001 - 125,000	320	36,067,153.20	5.74	596	80.55	7.514	92.41
125,001 - 150,000	316	43,601,642.00	6.94	599	80.02	7.461	94.89
150,001 - 175,000	300	48,731,142.00	7.75	603	79.33	7.333	91.94
175,001 - 200,000	239	44,981,070.00	7.16	610	78.49	7.088	96.65
200,001 - 250,000	412	92,850,544.80	14.77	616	78.92	7.084	95.15
250,001 - 300,000	302	83,239,251.92	13.24	616	81.01	7.102	94.08
300,001 - 400,000	390	134,963,463.00	21.47	632	82.11	6.960	96.78
400,001 - 500,000	168	75,382,030.00	11.99	635	82.66	6.849	95.34
500,001 - 600,000	45	24,552,085.00	3.91	644	82.85	6.729	92.98
600,001 - 700,000	10	6,307,000.00	1.00	647	83.50	6.520	100.00
Total:	2,996	$628,653,177.02	100.00%	618	80.75%	7.131%	94.42%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	21	$1,040,000.00	0.17%	573	60.67%	8.129%	90.38%
50,001 - 75,000	192	12,180,046.62	1.94	592	80.51	8.146	80.18
75,001 - 100,000	281	24,757,519.71	3.94	596	80.25	7.756	87.21
100,001 - 125,000	320	36,066,777.23	5.74	596	80.55	7.514	92.41
125,001 - 150,000	316	43,601,365.48	6.94	599	80.02	7.461	94.89
150,001 - 175,000	300	48,730,100.95	7.75	603	79.33	7.333	91.94
175,001 - 200,000	239	44,980,146.63	7.16	610	78.49	7.088	96.65
200,001 - 250,000	412	92,848,269.32	14.77	616	78.92	7.084	95.15
250,001 - 300,000	302	83,237,356.78	13.24	616	81.01	7.102	94.08
300,001 - 400,000	390	134,960,022.94	21.47	632	82.11	6.960	96.78
400,001 - 500,000	168	75,379,752.65	11.99	635	82.66	6.849	95.34
500,001 - 600,000	45	24,550,118.45	3.91	644	82.85	6.729	92.98
600,001 - 700,000	10	6,306,509.31	1.00	647	83.50	6.520	100.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	10	$1,449,750.00	0.23%	500	71.79%	9.013%	100.00%
501 - 525	261	41,982,772.30	6.68	513	72.40	8.499	98.10
526 - 550	356	60,948,478.00	9.70	537	75.32	7.973	98.03
551 - 575	354	70,272,332.80	11.18	563	78.32	7.476	94.90
576 - 600	373	75,562,532.53	12.02	588	81.49	7.204	96.96
601 - 625	391	84,103,440.88	13.38	614	82.88	6.928	94.67
626 - 650	453	100,385,239.08	15.97	638	83.16	6.850	93.42
651 - 675	351	81,966,218.06	13.04	662	83.63	6.783	92.29
676 - 700	213	53,050,626.09	8.44	687	82.37	6.661	91.14
701 - 725	108	27,500,376.49	4.37	712	81.26	6.368	92.73
726 - 750	77	19,353,651.00	3.08	737	83.60	6.430	90.14
751 - 775	29	7,232,328.00	1.15	760	82.74	6.567	87.04
776 - 800	19	4,546,740.84	0.72	783	76.78	6.411	93.97
801 - 825	1	283,500.00	0.05	817	90.00	5.390	100.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 618

ORIGINAL TERM

Original Term	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
241 - 300	10	$3,752,600.00	0.60%	729	82.46%	5.563%	100.00%
301 - 360	2,986	624,885,386.07	99.40	617	80.74	7.141	94.38
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 360

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
181 - 348	10	$3,752,600.00	0.60%	729	82.46%	5.563%	100.00%
349 - 360	2,986	624,885,386.07	99.40	617	80.74	7.141	94.38
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 358

PROPERTY TYPES OF THE LOANS

Property Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,253	$458,629,123.98	72.96%	614	80.29%	7.137%	95.77%
PUD - Detached	258	58,275,169.70	9.27	611	81.06	7.229	96.19
2-4 Unit	185	50,515,605.21	8.04	646	83.02	7.128	81.16
Condo	208	43,598,840.70	6.94	640	82.08	6.953	91.47
PUD - Attached	92	17,619,246.48	2.80	616	81.96	7.112	98.49
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	2,785	$593,537,293.34	94.42%	616	80.69%	7.096%	100.00%
Investment Property	191	30,902,027.73	4.92	644	81.84	7.707	0.00
Second Home	20	4,198,665.00	0.67	630	81.35	7.853	0.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

PURPOSE OF THE LOANS

Purpose	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cashout	1,720	$356,829,488.15	56.76%	597	78.81%	7.238%	95.23%
Purchase	1,003	223,728,153.92	35.59	654	83.44	6.966	92.46
Refinance - Rate/Term	273	48,080,344.00	7.65	611	82.66	7.108	97.51
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	80	$11,597,082.08	1.84%	595	41.45%	7.016%	96.07%
50.01 - 60.00	101	21,189,199.00	3.37	579	55.83	7.085	91.66
60.01 - 70.00	283	54,747,940.10	8.71	572	66.79	7.398	94.80
70.01 - 80.00	1,278	273,590,937.33	43.52	627	78.84	6.882	96.08
80.01 - 90.00	972	208,897,094.64	33.23	616	87.47	7.279	90.87
90.01 - 100.00	282	58,615,732.92	9.32	643	95.60	7.556	99.58
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 80.75%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	826	$240,902,459.90	38.32%	629	78.97%	6.724%	96.24%
Florida	340	55,647,005.74	8.85	601	81.02	7.548	93.28
New York	110	34,433,681.87	5.48	628	82.81	7.326	92.22
Illinois	132	25,018,674.34	3.98	616	81.25	7.291	94.53
New Jersey	96	23,241,191.00	3.70	619	80.47	7.425	97.79
Massachusetts	72	18,558,472.98	2.95	623	81.77	7.205	93.16
Maryland	79	17,206,707.00	2.74	599	81.99	7.065	98.02
Michigan	134	17,181,237.00	2.73	603	84.18	7.812	92.59
Nevada	72	16,820,943.43	2.68	609	78.33	7.130	95.37
Arizona	83	14,611,723.03	2.32	624	81.75	6.908	94.49
Texas	107	13,688,370.88	2.18	591	82.19	8.031	90.73
Washington	64	12,875,285.00	2.05	621	82.99	7.080	94.37
Virginia	58	12,620,292.30	2.01	584	78.65	7.532	99.30
Other	823	125,831,941.60	20.02	612	82.69	7.386	91.10
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Total Number Of States Represented: 48 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	1,493	$277,381,095.87	44.12%	598	80.73%	6.892%	97.61%
Limited Documentation	135	33,289,166.57	5.30	607	82.18	7.003	90.46
Stated Documentation	1,368	317,967,723.63	50.58	637	80.63	7.353	92.05
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	15	$4,143,619.77	0.66%	682	69.02%	4.990%	100.00%
5.001 - 5.500	81	20,355,374.57	3.24	674	77.63	5.341	100.00
5.501 - 6.000	267	71,762,868.17	11.42	657	77.89	5.835	98.01
6.001 - 6.500	415	96,830,509.94	15.40	644	79.53	6.299	97.84
6.501 - 7.000	562	125,976,717.17	20.04	630	81.43	6.788	96.38
7.001 - 7.500	468	100,805,070.46	16.04	606	82.04	7.286	94.32
7.501 - 8.000	505	98,890,406.39	15.73	599	82.89	7.778	90.43
8.001 - 8.500	287	50,049,934.50	7.96	585	82.64	8.280	90.05
8.501 - 9.000	203	31,650,190.00	5.03	576	81.98	8.737	85.75
9.001 - 9.500	75	10,747,438.00	1.71	564	80.58	9.255	86.79
9.501 - 10.000	71	11,330,082.10	1.80	534	75.34	9.775	92.32
10.001 - 10.500	21	2,587,250.00	0.41	526	72.66	10.262	100.00
10.501 - 11.000	17	2,445,675.00	0.39	513	70.18	10.700	100.00
11.001 - 11.500	5	820,350.00	0.13	521	69.02	11.252	100.00
11.501 - 12.000	2	136,800.00	0.02	509	71.69	11.887	100.00
12.001 - 12.500	1	52,500.00	0.01	500	70.00	12.080	100.00
13.001 - 13.500	1	53,200.00	0.01	508	70.00	13.100	0.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 7.131%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
11.001 - 11.500	1	$320,000.00	0.05%	653	84.21%	5.150%	100.00%
11.501 - 12.000	27	8,218,369.77	1.31	702	75.18	5.278	100.00
12.001 - 12.500	81	19,628,907.57	3.12	667	76.83	5.388	100.00
12.501 - 13.000	261	69,531,168.17	11.06	655	77.84	5.845	97.94
13.001 - 13.500	413	96,410,363.24	15.34	643	79.54	6.308	97.83
13.501 - 14.000	564	126,233,417.17	20.08	629	81.39	6.791	96.39
14.001 - 14.500	464	99,994,334.16	15.91	606	82.11	7.286	94.28
14.501 - 15.000	503	98,529,256.39	15.67	599	82.93	7.780	90.40
15.001 - 15.500	287	50,049,934.50	7.96	585	82.64	8.280	90.05
15.501 - 16.000	203	31,803,940.00	5.06	576	81.92	8.746	85.82
16.001 - 16.500	75	10,747,438.00	1.71	564	80.58	9.255	86.79
16.501 - 17.000	70	11,075,082.10	1.76	534	75.41	9.773	92.14
17.001 - 17.500	21	2,587,250.00	0.41	526	72.66	10.262	100.00
17.501 - 18.000	17	2,445,675.00	0.39	513	70.18	10.700	100.00
18.001 - 18.500	5	820,350.00	0.13	521	69.02	11.252	100.00
18.501 - 19.000	2	136,800.00	0.02	509	71.69	11.887	100.00
19.001 - 19.500	1	52,500.00	0.01	500	70.00	12.080	100.00
20.001 - 20.500	1	53,200.00	0.01	508	70.00	13.100	0.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 14.123%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
0.501 - 1.000	3	$582,920.00	0.09%	663	87.33%	7.291%	100.00%
2.501 - 3.000	5	1,504,200.00	0.24	690	85.98	6.271	100.00
3.001 - 3.500	8	3,170,750.00	0.50	718	80.06	6.048	100.00
3.501 - 4.000	3	451,500.00	0.07	622	76.76	7.122	100.00
4.001 - 4.500	3	971,200.00	0.15	686	85.93	6.237	100.00
4.501 - 5.000	280	58,691,245.10	9.34	622	80.61	7.090	91.19
5.001 - 5.500	287	62,716,771.34	9.98	614	83.06	6.931	95.76
5.501 - 6.000	1,980	421,422,554.33	67.04	625	81.70	7.019	94.29
6.001 - 6.500	267	50,413,211.30	8.02	580	77.18	7.806	94.86
6.501 - 7.000	146	25,998,249.00	4.14	558	67.96	8.265	98.59
7.001 - 7.500	12	2,120,385.00	0.34	545	65.34	8.892	100.00
7.501 - 8.000	1	365,000.00	0.06	615	87.95	7.750	100.00
8.001 - 8.500	1	230,000.00	0.04	612	53.49	7.800	0.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Weighted Average: 5.658%

NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2005-04	10	$3,752,600.00	0.60%	729	82.46%	5.563%	100.00%
2006-09	1	169,564.41	0.03	605	85.00	7.000	100.00
2006-10	3	635,906.89	0.10	650	81.05	6.444	100.00
2006-11	21	5,880,515.42	0.94	641	81.79	6.603	100.00
2006-12	225	51,769,727.33	8.24	649	84.56	6.739	86.69
2007-01	2,582	536,818,037.02	85.39	613	80.48	7.210	95.17
2007-02	1	115,920.00	0.02	626	80.00	7.400	100.00
2007-12	2	458,500.00	0.07	611	87.35	7.944	100.00
2008-01	151	29,037,215.00	4.62	640	78.40	6.683	92.11
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	723	$156,546,354.90	24.90%	622	81.61%	7.472%	95.23%
7 - 12	106	26,368,071.07	4.19	621	80.81	7.249	87.30
13 - 24	2,060	426,403,655.10	67.83	615	80.50	7.022	94.78
25 - 36	107	19,319,905.00	3.07	640	79.26	6.608	89.45
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

PRODUCT TYPES OF THE LOANS

Product Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 ML ARM - 10 Yr IO	10	$3,752,600.00	0.60%	729	82.46%	5.563%	100.00%
2/28 ARM	2,402	474,027,606.35	75.41	606	80.44	7.290	93.24
2/28 ARM - 2 Yr IO	415	117,077,529.72	18.62	654	82.43	6.670	99.33
2/28 ARM - 5 Yr IO	16	4,284,535.00	0.68	666	83.88	6.526	100.00
3/27 ARM	120	21,369,695.00	3.40	631	77.99	6.746	89.28
3/27 ARM - 3 Yr IO	30	7,643,220.00	1.22	664	80.40	6.590	100.00
3/27 ARM - 5 Yr IO	3	482,800.00	0.08	645	73.18	6.544	100.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

CREDIT GRADE

Credit Grade	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	2,047	$448,787,679.89	71.39%	635	82.54%	6.927%	94.02%
A+	333	69,535,479.88	11.06	590	79.92	7.304	93.90
A-	241	43,421,812.00	6.91	567	77.03	7.647	93.09
B	195	35,466,444.30	5.64	557	73.97	7.845	99.03
C	152	24,938,935.00	3.97	552	68.81	8.337	97.26
C-	18	2,735,035.00	0.44	540	62.09	9.893	100.00
FICO	10	3,752,600.00	0.60	729	82.46	5.563	100.00
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%
Total:	2,996	$628,637,986.07	100.00%	618	80.75%	7.131%	94.42%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE2

________________________________________________________________________________________________________________________

ABSC SERIES 2005-HE2
FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	240	$9,652,046.60	7.42%	645	95.38%	10.250%	98.45%
50,001 - 75,000	267	16,641,850.08	12.80	641	87.92	9.315	95.67
75,001 - 100,000	210	18,359,880.40	14.12	641	85.62	8.462	97.63
100,001 - 125,000	123	13,880,643.20	10.68	632	79.74	7.801	94.75
125,001 - 150,000	85	11,621,590.00	8.94	627	77.53	7.380	98.90
150,001 - 175,000	40	6,452,396.00	4.96	635	73.91	6.829	100.00
175,001 - 200,000	49	9,222,410.00	7.09	628	75.18	6.711	100.00
200,001 - 250,000	53	11,792,731.00	9.07	636	75.96	6.695	98.28
250,001 - 300,000	31	8,529,426.00	6.56	636	75.62	6.621	100.00
300,001 - 400,000	37	12,824,554.00	9.86	631	76.44	6.716	100.00
400,001 - 500,000	16	7,052,450.00	5.42	654	75.04	6.603	93.56
500,001 - 600,000	6	3,346,150.00	2.57	613	80.51	6.356	100.00
600,001 - 700,000	1	635,000.00	0.49	665	88.81	5.990	100.00
Total:	1,158	$130,011,127.28	100.00%	636	80.84%	7.711%	97.83%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	240	$9,651,371.58	7.42%	645	95.38%	10.250%	98.45%
50,001 - 75,000	267	16,641,417.18	12.80	641	87.92	9.315	95.67
75,001 - 100,000	210	18,359,325.16	14.12	641	85.62	8.462	97.63
100,001 - 125,000	123	13,879,734.31	10.68	632	79.74	7.801	94.75
125,001 - 150,000	85	11,620,795.86	8.94	627	77.53	7.380	98.90
150,001 - 175,000	40	6,452,218.99	4.96	635	73.91	6.829	100.00
175,001 - 200,000	49	9,222,410.00	7.09	628	75.18	6.711	100.00
200,001 - 250,000	53	11,792,694.24	9.07	636	75.96	6.695	98.28
250,001 - 300,000	31	8,529,005.42	6.56	636	75.62	6.621	100.00
300,001 - 400,000	37	12,824,554.00	9.86	631	76.44	6.716	100.00
400,001 - 500,000	16	7,050,726.07	5.42	654	75.04	6.603	93.56
500,001 - 600,000	6	3,346,150.00	2.57	613	80.51	6.356	100.00
600,001 - 700,000	1	635,000.00	0.49	665	88.81	5.990	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
500	2	$223,000.00	0.17%	500	41.97%	8.624%	100.00%
501 - 525	24	2,487,471.40	1.91	517	73.38	9.060	95.22
526 - 550	55	6,527,096.34	5.02	538	71.15	7.977	98.93
551 - 575	81	10,063,424.28	7.74	563	72.58	7.707	94.03
576 - 600	107	13,338,948.71	10.26	589	76.29	7.513	98.48
601 - 625	184	20,946,680.67	16.11	614	81.83	7.364	97.80
626 - 650	219	24,268,939.27	18.67	639	82.04	7.705	97.36
651 - 675	200	21,768,815.43	16.74	663	83.70	7.786	100.00
676 - 700	147	15,633,572.04	12.03	687	84.68	7.814	96.62
701 - 725	69	8,218,469.15	6.32	711	81.02	7.327	98.59
726 - 750	39	3,530,221.28	2.72	736	92.61	8.696	100.00
751 - 775	24	2,459,434.24	1.89	760	85.31	7.984	100.00
776 - 800	6	437,570.00	0.34	785	98.15	9.363	81.49
801 - 825	1	101,760.00	0.08	814	79.50	5.990	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

Weighted Average: 636

ORIGINAL TERM

Original Term	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120	2	$110,391.00	0.08%	570	60.85%	8.877%	48.01%
121 - 180	72	7,116,698.66	5.47	634	67.21	6.934	95.09
181 - 240	271	15,906,001.73	12.23	640	87.34	8.860	99.63
241 - 300	6	608,000.00	0.47	641	83.39	6.559	100.00
301 - 360	807	106,264,311.42	81.74	636	80.78	7.596	97.79
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%
Weighted Average: 335

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	74	$7,227,089.66	5.56%	633	67.11%	6.963%	94.37%
181 - 348	277	16,514,001.73	12.70	640	87.20	8.776	99.65
349 - 360	807	106,264,311.42	81.74	636	80.78	7.596	97.79
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%
Weighted Average: 333

PROPERTY TYPES OF THE LOANS

Property Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	898	$100,659,774.75	77.43%	633	79.99%	7.633%	98.14%
PUD - Detached	95	10,873,865.92	8.36	647	83.02	7.623	98.86
2-4 Unit	62	9,886,486.93	7.60	656	82.68	7.911	94.44
Condo	74	5,875,865.21	4.52	636	86.21	8.792	98.93
PUD - Attached	28	2,604,410.00	2.00	647	85.69	7.815	91.94
Modular Home	1	105,000.00	0.08	553	72.41	9.300	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	1,129	$127,187,061.81	97.83%	636	81.02%	7.707%	100.00%
Investment Property	28	2,699,941.00	2.08	627	72.13	7.918	0.00
Second Home	1	118,400.00	0.09	614	80.00	7.000	0.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

PURPOSE OF THE LOANS

Purpose	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cashout	590	$82,862,804.54	63.74%	624	74.91%	7.056%	96.98%
Purchase	441	33,225,830.22	25.56	666	95.06	9.481	100.00
Refinance - Rate/Term	127	13,916,768.05	10.70	639	82.19	7.385	97.70
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	61	$6,954,252.04	5.35%	626	40.96%	6.742%	97.20%
50.01 - 60.00	55	8,490,040.66	6.53	618	55.60	6.666	93.9
60.01 - 70.00	99	14,620,419.82	11.25	622	66.49	6.613	97.18
70.01 - 80.00	237	37,808,409.10	29.08	625	77.70	6.926	97.07
80.01 - 90.00	174	26,999,948.52	20.77	633	87.22	6.996	97.84
90.01 - 100.00	532	35,132,332.67	27.02	663	99.28	10.007	100
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%
Weighted Average by Original Balance: 80.84%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	325	$45,395,389.54	34.92%	649	79.66%	7.639%	99.74%
Florida	140	13,733,499.83	10.56	619	77.65	7.527	96.12
New York	48	8,478,724.68	6.52	648	83.76	7.916	98.53
Texas	81	7,293,218.61	5.61	613	81.57	7.613	94.90
Hawaii	28	4,878,420.00	3.75	629	80.33	7.477	90.70
Nevada	32	4,347,842.24	3.34	635	72.40	7.259	100.00
Maryland	27	4,219,973.55	3.25	627	78.91	7.359	100.00
Pennsylvania	35	3,736,473.00	2.87	628	76.39	6.861	96.87
Washington	33	2,851,709.00	2.19	647	84.63	8.007	100.00
Other	409	35,070,152.36	26.98	630	84.26	8.045	96.87
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%
Number of States Represented: 45

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	733	$83,308,039.32	64.08%	628	79.79%	7.366%	98.15%
Limited Documentation	57	8,024,380.21	6.17	630	79.56	7.660	97.50
Stated Documentation	368	38,672,983.28	29.75	655	83.37	8.464	97.21
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	130	$23,978,825.78	18.44%	657	71.41%	5.984%	99.73%
6.001 - 6.500	127	23,452,357.58	18.04	642	72.79	6.315	99.49
6.501 - 7.000	126	18,898,243.04	14.54	628	78.06	6.804	97.40
7.001 - 7.500	88	11,406,865.00	8.77	619	75.71	7.245	97.19
7.501 - 8.000	68	9,142,660.00	7.03	598	80.11	7.759	92.14
8.001 - 8.500	42	4,468,125.05	3.44	601	82.66	8.241	97.35
8.501 - 9.000	50	5,421,935.24	4.17	586	80.74	8.768	85.10
9.001 - 9.500	60	4,414,708.60	3.40	615	85.41	9.327	98.67
9.501 - 10.000	109	7,215,165.97	5.55	661	96.65	9.792	100.00
10.001 - 10.500	131	8,535,531.20	6.57	668	99.16	10.320	98.61
10.501 - 11.000	139	8,189,695.89	6.30	653	99.06	10.789	100.00
11.001 - 11.500	52	2,869,640.46	2.21	647	99.97	11.266	100.00
11.501 - 12.000	28	1,621,218.00	1.25	619	96.63	11.698	100.00
12.001 - 12.500	8	390,431.00	0.30	612	91.48	12.238	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

Weighted Average: 7.711%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	250	$17,871,037.69	13.75%	630	88.31%	9.278%	99.33%
7 - 12	55	9,505,544.68	7.31	652	83.92	7.876	98.68
13 - 24	218	13,759,051.16	10.58	662	98.79	10.243	100.00
25 - 36	635	88,869,769.28	68.36	632	76.23	6.986	97.10
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

PRODUCT TYPES OF THE LOANS

Product Type	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed - 10 Year	2	$110,391.00	0.08%	570	60.85%	8.877%	48.01%
Fixed - 15 Year	72	7,116,698.66	5.47	634	67.21	6.934	95.09
Fixed - 20 Year	271	15,906,001.73	12.23	640	87.34	8.860	99.63
Fixed - 25 Year	6	608,000.00	0.47	641	83.39	6.559	100.00
Fixed - 30 Year	807	106,264,311.42	81.74	636	80.78	7.596	97.79
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

CREDIT GRADE

Credit Grade	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	946	$102,448,574.39	78.80%	647	83.35%	7.796%	97.75%
A+	106	14,429,858.46	11.10	603	74.00	7.202	98.08
A-	48	6,053,426.30	4.66	605	70.57	7.288	99.14
B	36	4,826,043.66	3.71	589	69.44	7.492	96.10
C	21	2,197,500.00	1.69	555	62.64	8.690	100.00
C-	1	50,000.00	0.04	547	40.98	10.700	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	659	$99,952,260.90	76.88%	627	75.13%	6.899%	97.18%
Second Lien	499	30,053,141.91	23.12	666	99.83	10.411	100.00
Total:	1,158	$130,005,402.81	100.00%	636	80.84%	7.711%	97.83%